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                                                                       4-14-05

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported) April 8, 2005


                           SIGHT RESOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-21068                  04-3181524
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6725 Miami Avenue, Cincinnati, Ohio                           45243
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
                                                          --------------

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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         / / Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

         / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Agreement

On April 8, 2005, Sight Resource Corporation ("SRC") and two of its subsidiaries, Cambridge Eye Associates, Inc. ("CEA") and Douglas Vision World ("DVW"), entered into an asset purchase agreement (the "Agreement") with Davis Vision, Inc. ("Davis"). Pursuant to the Agreement, CEA and DVW will sell substantially all of their assets (the "Assets") to Davis and will assign, in addition to other certain contracts, 25 unexpired non-residential real property leases under which SRC is the lessee (the "Leases") and three unexpired non-residential subleases under which SRC is the sublessor (the "Subleases") to Davis substantially on the terms set forth in the Agreement as attached hereto as Exhibit 10.57.

As previously reported, SRC engaged the services of SSG Capital Advisors, LP ("SSG") to, among other things, assist SRC with the sale of all or a part of SRC's assets or operations. SRC received an offer from Cambridge Eye/Vision World, Inc. ("CEVW") for the Assets, and SSG concluded at that time that CEVW's offer was the highest and best offer of any received. On March 9, 2005, SRC filed a motion with the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the "Bankruptcy Court"), requesting, among other things, the authorization to sell the Assets and to assign the Leases pursuant to an asset purchase agreement, contingent upon the approval of the Bankruptcy Court and the receipt of no higher or better offer for the Assets by another potential buyer.

At the hearing on the request described above, held on April 7, 2005, an auction was conducted by SRC for the sale of the Assets. During the auction, an offer was received from Davis that the Bankruptcy Court determined was higher and better than the offer proposed by CEVW. As such, the Bankruptcy Court authorized the sale of the Assets to Davis subject to the conditions in the Agreement. Under the terms of the Agreement, CEA and DVW will sell the Assets and will assign the Leases and Subleases to Davis for $6,500,000 plus the assumption by Davis of certain liabilities. The closing of the transaction is expected to be held on April 22, 2005.

The sale of the Assets involves six DVW retail stores in Rhode Island and 19 CEA stores in Massachusetts and New Hampshire, which comprise all of the remaining operations of SRC.

Item 9.01.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.


         Not applicable.


(b)      Pro Forma Financial Information.


         Not available.


(c)      Exhibits.


         See Exhibit Index.





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FORWARD-LOOKING STATEMENTS.

This Report contains certain forward-looking statements within the meaning of
Section 21E of the Securities Act of 1934, as amended, including, without limitation, statements containing the words "expected" and words of similar import. Because forward-looking statements are based on a number of beliefs, estimates and assumptions that could ultimately prove inaccurate, there is no assurance that forward-looking statements will prove to be accurate.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               SIGHT RESOURCE CORPORATION


Date: April 14, 2005                     By: /s/ Donald L. Radcliff
                                            --------------------------------
                                                  Donald L. Radcliff
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                    Description of Exhibit

10.57 Asset Purchase Agreement among Cambridge Eye Associates, Inc., Douglas Vision World, Sight Resource Corporation, and Davis Vision, Inc., dated April 8, 2005.